UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2012 (April 25, 2012)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1003 W. Cutting Blvd., Suite #110

Point Richmond

California 94804

(Address of Principal Executive Offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 25, 2012, Transcept Pharmaceuticals, Inc. (the “Company”) announced that it is offering to sell shares of its common stock in an underwritten public offering pursuant to an effective shelf registration statement on Form S-3 and an accompanying prospectus the Company filed with the Securities and Exchange Commission on June 17, 2010, which became effective on July 29, 2010 (Registration Statement No. 333-167598).

The Company’s press release, dated April 25, 2012, announcing the offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release of Transcept Pharmaceuticals, Inc., dated April 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2012	TRANSCEPT PHARMACEUTICALS, INC.

	By:	/s/ Glenn A. Oclassen
	Name:	Glenn A. Oclassen
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release of Transcept Pharmaceuticals, Inc., dated April 25, 2012.